UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

ORMAT TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANNUAL MEETING OF STOCKHOLDERS OF ORMAT TECHNOLOGIES, INC. June 2, 2026, 9:00 AM Eastern Time NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The proxy statement and annual report to security holders are available at www.astproxyportal.com/ast/13766 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333333333000000 5 060226 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Signature of Stockholder Date: Signature of (Joint Owners) Date: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the eight director nominees listed below to the Board of Directors to hold office until the 2027 Annual Meeting of Stockholders. (A) Isaac Angel (B) Ravit Barniv (C) Karin Corfee (D) David Granot (E) Michal Marom (F) Dafna Sharir (G) Stanley B. Stern (H) Byron G. Wong 2. To approve, in a non-binding, advisory vote, the compensation of our named executive officers. 3. To ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for 2026. FOR AGAINST ABSTAIN This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given below. If this proxy is returned executed but without instructions, it will be voted “FOR” the election of each director nominee listed in proposal 1, and "FOR" proposals 2 and 3. Note: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postpone- ment thereof. Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

ORMAT TECHNOLOGIES, INC.

June 2, 2026, 9:00 AM Eastern Time

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will be hosting the meeting virtually this year. To attend the virtual meeting, please visit **edge.media-server.com/mmc/p/p3grfokd** and be sure to have your control number available. The meeting password is **ormat2026**.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via **equiniti.com/us/ast-access** to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The proxy statement and annual report to security holders are available at **www.astproxyportal.com/ast/13766**

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333333333000000 5   060226

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given below. If this proxy is returned executed but without instructions, it will be voted "FOR" the election of each director nominee listed in proposal 1, and "FOR" proposals 2 and 3.

Note: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

1. To elect the eight director nominees listed below to the Board of Directors to hold office until the 2027 Annual Meeting of Stockholders.

	FOR	AGAINST	ABSTAIN
(A) Isaac Angel	☐	☐	☐
(B) Ravit Barniv	☐	☐	☐
(C) Karin Corfee	☐	☐	☐
(D) David Granot	☐	☐	☐
(E) Michal Marom	☐	☐	☐
(F) Dafna Sharir	☐	☐	☐
(G) Stanley B. Stern	☐	☐	☐
(H) Byron G. Wong	☐	☐	☐
2. To approve, in a non-binding, advisory vote, the compensation of our named executive officers.	☐	☐	☐
3. To ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for 2026.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder (Joint Owners) ______ Date: ______

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.